Exhibit 99.1

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3665	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS REPORTS FIRST QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL TODAY AT 10:00 A.M. ET

BATON ROUGE, Louisiana (May 8, 2014) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the first quarter ended March 31, 2014.

Three-Month Periods Ended March 31, 2014 and 2013

•	After adding back for the 2014 period, $16.1 million ($9.9 million, net of income tax ) or $0.31 per diluted share and for the 2013 period $2.0 million ($1.3 million, net of income tax) or $0.04 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $298.7 million compared to $328.6 million in 2013.

•	Net loss from continuing operations attributable to Amedisys, Inc. of $2.2 million compared to net income from continuing operations of $4.7 million in 2013. (Net loss from continuing operations attributable to Amedisys, Inc. of $12.1 million compared to net income from continuing operations attributable to Amedisys, Inc. of $3.4 million in 2013 on a GAAP basis.)

•	Net loss from continuing operations attributable to Amedisys, Inc. per diluted share of $0.07 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.15 per diluted share in 2013. (Net loss from continuing operations attributable to Amedisys, Inc. per diluted share $0.38 compared to net income from continuing operations attributable to Amedisys Inc. per diluted share of $0.11 per diluted share in 2013 on a GAAP basis.)

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $5.5 million compared to $18.3 million in 2013.

*	See pages 7 & 8 for explanation of these certain items and the reconciliations of non-GAAP financial measures.

Ronald A. LaBorde, Interim Chief Executive Officer stated, “We are extremely proud of our dedicated teams in the field that provide care for over 60,000 patients every day. Their consistent efforts continue to yield improvement in clinical outcomes. Where we have fallen short is translating that clinical focus to consistent operating results. Our efforts are focused on turning that around.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

Earnings Call and Webcast Information

To participate in the conference call, please call a few minutes before 10:00 a.m. ET on Thursday, May 8, 2014, to either (877) 512-9171 (Toll free) or (815) 573-0979 (Toll), use conference ID #35785199. A replay of the conference call will be available through June 8, 2014. The replay dial in number is (855) 859-2056 (Toll free) or (404) 537-3406 (Toll), use conference ID #35785199.

The call will also be available through our website and for seven days thereafter at the following web address: http://investors.amedisys.com.

We are headquartered in Baton Rouge, Louisiana. Our common stock trades on the NASDAQ Global Select Market under the symbol “AMED.”

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, our ability to divest care centers currently held for sale, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to fund required settlement payments in the manner agreed upon in our settlement agreement to resolve both the U.S. Department of Justice investigation and the Stark Law Self-Referral matter, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation or investigations relating the Company, including the SEC investigation, the OIG Self-Disclosure issues and various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net loss from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA excluding certain other items, adjusted net (loss) income from continuing operations attributable to Amedisys, Inc., defined as net loss from continuing operations attributable to Amedisys, Inc. excluding certain other items, and adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net loss from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share excluding certain other items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	March 31, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$2,840	$17,303
Patient accounts receivable, net of allowance for doubtful accounts of $14,131 and $14,231	115,350	111,133
Prepaid expenses	13,675	10,669
Deferred income taxes	57,325	55,329
Other current assets	14,309	10,785
Assets held for sale	18	60

Total current assets	203,517	205,279
Property and equipment, net of accumulated depreciation of $137,022 and $129,891	157,034	159,025
Goodwill	208,923	208,915
Intangible assets, net of accumulated amortization of $25,279 and $25,133	34,336	36,690
Deferred income taxes	95,991	90,214
Other assets, net	27,589	26,283

Total assets	$727,390	$726,406

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$24,198	$20,139
Accrued charge related to U.S. Department of Justice settlement	150,000	150,000
Payroll and employee benefits	76,066	70,801
Accrued expenses	61,498	57,572
Current portion of long-term obligations	12,952	13,904

Total current liabilities	324,714	312,416
Long-term obligations, less current portion	30,000	33,000
Other long-term obligations	9,761	8,511

Total liabilities	364,475	353,927

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 33,484,218 and 33,413,970 shares issued; and 32,608,356 and 32,538,971 shares outstanding	33	33
Additional paid-in capital	470,851	467,890
Treasury stock at cost, 875,862 and 874,999 shares of common stock	(18,191)	(18,176)
Accumulated other comprehensive income	15	15
Retained earnings	(89,978)	(77,561)

Total Amedisys, Inc. stockholders’ equity	362,730	372,201
Noncontrolling interests	185	278

Total equity	362,915	372,479

Total liabilities and equity	$727,390	$726,406

Statement of Operations Information

	For the Three-Month Periods Ended March 31,
	2014	2013
Net service revenue	$298,739	$328,602
Cost of service, excluding depreciation and amortization	177,008	185,667
General and administrative expenses:
Salaries and benefits	83,171	79,840
Non-cash compensation	431	2,056
Other	42,698	41,848
Provision for doubtful accounts	4,894	3,854
Depreciation and amortization	7,902	9,970
Other intangibles impairment charge	2,208	—

Operating expenses	318,312	323,235

Operating (loss) income	(19,573)	5,367
Other (expense) income:
Interest income	6	11
Interest expense	(1,261)	(1,092)
Equity in earnings from equity investments	787	363
Miscellaneous, net	190	59

Total other expense, net	(278)	(659)

(Loss) income before income taxes	(19,851)	4,708
Income tax benefit (expense)	7,618	(1,851)

(Loss) income from continuing operations	(12,233)	2,857
Discontinued operations, net of tax	(277)	(724)

Net (loss) income	(12,510)	2,133
Net loss attributable to noncontrolling interests	93	546

Net (loss) income attributable to Amedisys, Inc.	$(12,417)	$2,679

Basic earnings per common share:
(Loss) income from continuing operations attributable to Amedisys, Inc. common stockholders	$(0.38)	$0.11
Discontinued operations, net of tax	(0.01)	(0.02)

Net (Loss) income attributable to Amedisys, Inc. common stockholders	$(0.39)	$0.09

Weighted average shares outstanding	31,864	30,640

Diluted earnings per common share:
(Loss) income from continuing operations attributable to Amedisys, Inc. common stockholders	$(0.38)	$0.11
Discontinued operations, net of tax	(0.01)	(0.02)

Net (loss) income attributable to Amedisys, Inc. common stockholders	$(0.39)	$0.09

Weighted average shares outstanding	31,864	31,104

Amounts attributable to Amedisys, Inc. common stockholders:
(Loss) income from continuing operations	$(12,140)	$3,403
Discontinued operations, net of tax	(277)	(724)

Net (loss) income	$(12,417)	$2,679

Cash Flow and Days Revenue Outstanding, Net Information

	For the Three-Month Periods Ended March 31,
	2014	2013
Net cash (used in) provided by operating activities	$(6,342)	$32,416
Net cash used in investing activities	(4,920)	(16,825)
Net cash used in financing activities	(3,201)	(23,115)

Net decrease in cash and cash equivalents	(14,463)	(7,524)
Cash and cash equivalents at beginning of period	17,303	14,545

Cash and cash equivalents at end of period	$2,840	$7,021

Days revenue outstanding, net (1)	33.6	37.2

(1)	Our calculation of days revenue outstanding, net at March 31, 2014 and 2013 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month-period ended March 31, 2014 and 2013, respectively.

Supplemental Information - Home Health

	For the Three-Month Periods Ended March 31,
	2014	2013
Financial Information (in millions):
Medicare	$188.7	$212.6
Non-Medicare	48.0	49.4

Net service revenue	236.7	262.0
Cost of service	144.0	150.5

Gross margin	92.7	111.5
Other operating expenses	82.6	84.7

Operating income before impairment charges (1)	$10.1	$26.8

Key Statistical Data:
Medicare:
Same Store Volume(2):
Revenue	(7%)	(8%)
Admissions	(2%)	2%
Recertifications	(6%)	(17%)
Total(3):
Admissions	46,527	50,007
Recertifications	25,778	28,687
Completed episodes	67,472	75,884
Visits	1,204,539	1,370,884
Average revenue per completed episode(4)	$2,778	$2,778
Visits per completed episode(5)	16.9	17.5
Non-Medicare(3):
Admissions	21,193	21,586
Recertifications	7,451	8,200
Visits	390,140	422,357
Total(3):
Cost per Visit	$90.28	$83.89
Visits	1,594,679	1,793,241

(1)	Operating income of $8.9 million on a GAAP basis for the three-month period ended March 31, 2014.
(2)	Medicare revenue, admissions or recertifications same store volume is the percent increase (decrease) in our Medicare revenue, admissions or recertifications for the period as a percent of the Medicare revenue, admissions or recertifications of the prior period.
(3)	Based on continuing operations for all periods presented.
(4)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care which excludes the impact of sequestration.
(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information - Hospice

	For the Three-Month Periods Ended March 31,
	2014	2013
Financial Information (in millions):
Medicare revenue	$58.4	$62.8
Non-Medicare revenue	3.6	3.8

Net service revenue	62.0	66.6
Cost of service	33.0	35.2

Gross margin	29.0	31.4
Other operating expenses	17.6	19.7

Operating income before impairment charge (1)	$11.4	$11.7

Key Statistical Data:
Same store Medicare revenue growth (2)	(6%)	(5%)
Hospice admits	4,595	4,957
Average daily census	4,721	5,071
Revenue per day	$145.95	$145.98
Cost of service per day	$77.47	$77.04
Average length of stay	99	103

(1)	Operating income of $10.4 million on a GAAP basis for the three-month period ended March 31, 2014.
(2)	Same store Medicare revenue volume is the percent increase (decrease) in our Medicare revenue for the period as a percent of the Medicare revenue of the prior period.

Supplemental Information - Corporate

	For the Three-Month Periods Ended March 31,
	2014	2013
Financial Information (in millions):
Other operating expenses	$34.0	$26.4
Depreciation and amortization	4.9	6.7

Total	$38.9	$33.1

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAPP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended March 31,
	2014	2013
Net (loss) income attributable to Amedisys, Inc.	$(12,417)	$2,679
Less:
Discontinued operations, net of tax	(277)	(724)

Net (loss) income from continuing operations attributable to Amedisys, Inc.	(12,140)	3,403
Add:
Provision for income taxes	(7,618)	1,851
Interest expense, net	1,255	1,081
Depreciation and amortization	7,902	9,970

EBITDA (1)	(10,601)	16,305
Add:
Certain items (2)	16,100	2,031

Adjusted EBITDA (3)	$5,499	$18,336

Adjusted Net (Loss) Income From Continuing Operations Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended March 31,
	2014	2013
Net (loss) income attributable to Amedisys, Inc.	$(12,417)	$2,679
Less:
Discontinued Operations, net of tax	(277)	(724)

Net (loss) income from continuing operations attributable to Amedisys, Inc.	(12,140)	3,403
Add:
Certain items (2)	9,918	1,251

Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. (4)	$(2,222)	$4,654

Adjusted Net (Loss) Income From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended March 31,
	2014	2013
Net (loss) income attributable to Amedisys, Inc. common stockholders per diluted share	$(0.39)	$0.09
Less:
Discontinued operations, net of tax	(0.01)	(0.02)

Net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	(0.38)	0.11
Add:
Certain items (2)	0.31	0.04

Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (5)	$(0.07)	$0.15

(1)	EBITDA is defined as net loss from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

(2)	The following details the certain other items for the three-months ended March 31, 2014 and 2013:

	For the Three-Month Period Ended March 31, 2014			For the Three-Month Period Ended March 31, 2013
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Other intangibles impairment charge	$2,208	$1,360	$0.04	$—	$—	$—
Exit and restructuring activity costs	9,954	6,132	0.19	—	—	—
Relator fees	3,938	2,426	0.08	—	—	—
Legal fees	—	—	—	2,031	1,251	0.04

Total	$16,100	$9,918	$0.31	$2,031	$1,251	$0.04

(3)	Adjusted EBITDA is defined as net loss from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization excluding certain other items as described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. is defined as net loss from continuing operations attributable to Amedisys, Inc. excluding certain other items as described in footnote 2. Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted loss from continuing operations per share excluding the earnings per share effect of certain other items as described in footnote 2. Adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net (loss) income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.